UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
October 1, 2018
Date of Report (Date of Earliest Event Reported)

Fortive Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-37654	47-5654583
(Commission File Number)	(IRS Employer Identification No.)

6920 Seaway Blvd Everett, WA	98203
(Address of Principal Executive Offices)	(Zip Code)

(425) 446-5000
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On October 1, 2018, Fortive Corporation (“Fortive”) announced that it had consummated its previously announced combination of Fortive’s Automation & Specialty platform (excluding Fortive’s Hengstler and Dynapar businesses) (the “A&S Business”) with Altra Industrial Motion Corp. (“Altra”) (such transaction, the “Transaction”). The Transaction included a split-off exchange offer (the “Exchange Offer”) of shares of Stevens Holding Company, Inc. (“Newco”) to Fortive stockholders, immediately followed by a merger of Newco with a wholly owned subsidiary of Altra, with Newco surviving the merger as a wholly owned subsidiary of Altra (the “Merger”), and the transfers of certain non-U.S. assets, liabilities and entities of the A&S Business to certain subsidiaries of Altra (the “Direct Sales”).
The Exchange Offer and the Merger were consummated on October 1, 2018, in accordance with the Separation and Distribution Agreement (the “Separation Agreement”), dated as of March 7, 2018, by and among Fortive, Newco and Altra, and the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of March 7, 2018, by and among Fortive, Newco, Altra and McHale Acquisition Corp. (“Merger Sub”).
Item 1.01    Entry into a Material Definitive Agreement.
On October 1, 2018, in connection with the consummation of the Exchange Offer and the Merger, and in accordance with the Separation Agreement and the Merger Agreement:

Fortive, Newco and Altra entered into a Tax Matters Agreement (the “Tax Matters Agreement”), which will govern the parties’ respective rights, responsibilities, and obligations with respect to taxes, including taxes arising in the ordinary course of business, and taxes, if any, incurred as a result of any failure of the distribution of shares of Newco common stock to Fortive’s stockholders and certain related transactions to qualify for their intended tax treatment. The Tax Matters Agreement also sets forth the respective obligations of the parties with respect to the filing of tax returns, the administration of tax contests, and assistance and cooperation on tax matters.

Fortive and Altra (on behalf of itself and its subsidiaries including Newco) entered into an Intellectual Property Cross-License Agreement (the “IP License Agreement”), pursuant to which Fortive has granted Newco a perpetual and irrevocable, non-exclusive license to certain retained patents, copyrights and trade secrets owned by Fortive and used by Newco, and Newco has granted Fortive a perpetual and irrevocable, non-exclusive license to certain patents, copyrights and trade secrets owned by Newco and used by Fortive. The IP License Agreement also provides for applicable requirements and restrictions regarding use and sublicensing of the licensed intellectual property.

Fortive, Newco and Altra entered into a Transition Services Agreement (the “Transition Services Agreement”), pursuant to which Fortive and its affiliates will provide Newco and Newco and its affiliates will provide Fortive and its affiliates with specified support services and other assistance for a limited time following the closing of the Merger.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Tax Matters Agreement, the Transition Services Agreement and the IP License Agreement, copies of which were filed by Altra as Exhibits 10.2, 10.3 and 10.4 to Altra’s Current Report on Form 8-K filed on October 1, 2018, each of which is incorporated herein by reference.
Item 2.01    Completion of Acquisition or Disposition of Assets.
The Exchange Offer expired at 8:00 a.m., New York City time, on September 26, 2018. Under the terms of the Exchange Offer, 35,000,000 shares of Newco common stock were exchanged for each share of Fortive common stock accepted in the Exchange Offer. Fortive accepted 15,824,931 shares of its common stock in exchange for the 35,000,000 shares of Newco common stock owned by Fortive after proration as described below.
Because the Exchange Offer was oversubscribed, Fortive accepted tendered shares of its common stock on a pro rata basis in proportion to the total number of shares validly tendered and accepted for exchange. Stockholders who owned fewer than 100 shares of Fortive common stock, or an “odd lot” of such shares, and who validly tendered all of their shares, were not subject to proration in accordance with the terms of the Exchange Offer. The final proration factor of approximately 11.6114% was applied to all other shares of Fortive common stock that were validly tendered and not validly withdrawn to determine the number of such shares that were accepted from each tendering stockholder.

Based on the final count by the exchange agent, Computershare Inc. and Computershare Trust Company, N.A., the final results of the Exchange Offer are as follows:

Total number of shares of Fortive common stock validly tendered and not validly withdrawn:	128,334,418
“Odd-lot” shares tendered that were not subject to proration:	1,044,789
Total number of shares of Fortive common stock accepted:	15,824,931
Immediately following the consummation of the Exchange Offer, the Merger closed effective as of October 1, 2018. In the Merger, each share of Newco common stock outstanding immediately following the Exchange Offer (except for shares of Newco common stock held by Fortive, Newco, Altra or Merger Sub, which shares were canceled and ceased to exist, and no consideration was delivered in exchange therefor) was converted into one share of Altra common stock (with stockholders entitled to cash in lieu of fractional shares). As of the completion of the Merger, holders of Fortive common stock who participated in the Exchange Offer owned approximately 54% of Altra’s outstanding common stock on a fully-diluted basis. As part of the Transaction, Fortive has also completed the Direct Sales and received approximately $1.4 billion in cash proceeds and retirement of outstanding debt securities.
As a result of the Transaction, Fortive reduced its common stock outstanding by 15,824,931 shares of its common stock.
The information contained in Item 1.01 above is incorporated herein by reference. In addition, the foregoing description of the Transaction is qualified in its entirety by reference to the Merger Agreement and the Separation Agreement, copies of which were filed by Altra as Exhibits 2.1 and 10.1 to Altra’s Current Report on Form 8-K filed on March 9, 2018, each of which are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The following unaudited pro forma financial information of Fortive is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

Unaudited pro forma consolidated condensed balance sheet at June 29, 2018.

Unaudited pro forma consolidated condensed statements of earnings for the six months ended June 29, 2018 and the years ended December 31, 2017, December 31, 2016, and December 31, 2015.

Notes to the unaudited pro forma consolidated condensed financial statements.

(d) Exhibits.

Exhibit No.	Exhibit Description
2.1
Agreement and Plan of Merger and Reorganization, dated as of March 7, 2018, by and among Fortive Corporation, Stevens Holding Company, Inc., Altra Industrial Motion Corp. and Mchale Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Altra Industrial Motion Corp.'s Current Report on Form 8-K filed on March 9, 2018 (File No. 001-33209))

2.2
Separation and Distribution Agreement, dated as of March 7, 2018, by and among Fortive Corporation, Stevens Holding Company Inc., and Altra Industrial Motion Corp. (incorporated by reference to Exhibit 10.1 of Altra Industrial Motion Corp.'s Current Report on Form 8-K filed on March 9, 2018 (File No. 001-33209))

10.1
Tax Matters Agreement, dated as of October 1, 2018, by and among Fortive Corporation, Stevens Holding Company, Inc. and Altra Industrial Motion Corp. (incorporated by reference to Exhibit 10.2 of Altra Industrial Motion Corp.'s Current Report on Form 8-K filed on October 1, 2018 (File No. 001-33209))

10.2
Transition Services Agreement, dated as of October 1, 2018, by and among Fortive Corporation, Stevens Holding Company, Inc. and Altra Industrial Motion Corp. (incorporated by reference to Exhibit 10.3 of Altra Industrial Motion Corp.'s Current Report on Form 8-K filed on October 1, 2018 (File No. 001-33209))

10.3
Intellectual Property Cross-License Agreement, dated as of October 1, 2018, by and between Fortive Corporation and Altra Industrial Motion Corp. (incorporated by reference to Exhibit 10.4 of Altra Industrial Motion Corp.'s Current Report on Form 8-K filed on October 1, 2018 (File No. 001-33209))

99.1	Fortive Corporation’s Unaudited Pro Forma Consolidated Condensed Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

Date:	October 4, 2018	By:	/s/ Daniel B. Kim
			Name:	Daniel B. Kim
			Title:	Vice President - Associate General Counsel and Secretary